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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     June 17, 2005
                                                --------------------------------

                               TRIMAS CORPORATION
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             (Exact name of registrant as specified in its charter)

   Delaware                          333-100351                 38-2687639
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  (State or other jurisdiction    (Commission                  (IRS Employer
       of incorporation)          File Number)               Identification No.)

  39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan        48304
--------------------------------------------------------------------------------
            (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (248) 631-5400
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL AGREEMENT.

ITEM 1.02 TERMINATION OF MATERIAL AGREEMENT.

Pursuant to the employment separation of Scott D. Hazlett ("Hazlett") on April
14, 2005 from the position of President, Cequent Transportation Accessories
Group, the Company and Hazlett concluded, with effect from May 27, 2005, the termination of his Employment Agreement dated June 6, 2002 ("Employment
Agreement").

The resolution of the Employment Agreement provides for the payment of approximately $34,000 per month for sixteen months allocated between separation benefits and consulting fees. In addition, Hazlett receives continuation of medical benefits and placement counseling and is restricted from competing against the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TRIMAS CORPORATION

Date:             June 17, 2005                 By: /S/ Grant H. Beard
     -----------------------------------            ----------------------------
                                                Name:    Grant H. Beard
                                                Title:   Chief Executive Officer